Filed pursuant to Rule 497(a)

File No. 333-238621

Rule 482ad

First Eagle Alternative Capital BDC, Inc. Prices Public Offering of Additional $40,000,000 of

5.00% Notes due 2026

BOSTON – November 17, 2021 – First Eagle Alternative Capital BDC, Inc. (NASDAQ: FCRD) (“First Eagle Alternative Capital BDC” or the “Company”) announced that it priced a public offering of an additional $40,000,000 aggregate principal amount of 5.00% Notes due 2026 (the “Notes”). The Notes will be issued at a price of approximately 101% of the aggregate principal amount of the Notes, resulting in a yield-to-maturity of approximately 4.75%.

The Notes will mature on May 25, 2026 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 25, 2023. The Notes will bear interest at a rate of 5.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year. The Company also granted the underwriters a 30-day option to purchase up to an additional $6,000,000 in aggregate principal amount of Notes to cover overallotments, if any. The offering of the Notes will be made under the Company’s existing shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission. Keefe, Bruyette & Woods, A Stifel Company, Goldman Sachs & Co. LLC and Oppenheimer & Co. Inc. are acting as joint book-running managers for this offering.

Purchasers will be required to pay accrued and unpaid interest on the Notes from September 30, 2021 up to, but not including, the initial settlement date of the Notes. On December 30, 2021, the Company will pay this pre-issuance accrued interest on the Notes to the holders of the Notes as of the applicable record date, along with interest accrued on the Notes offered hereby from the initial settlement date to such interest payment date.

The Notes will constitute a further issuance of, have the same terms (other than issuance date and offering price) as, rank equally in right of payment with, and be fungible and form a single series with the $69,000,000 in aggregate principal amount of the Company’s 5.00% Notes due 2026 (the “Existing Notes”) that were initially issued on May 25, 2021 and June 4, 2021. The Existing Notes are listed on the New York Stock Exchange under the trading symbol “FCRX”, and the Company intends to list the Notes under the same trading symbol. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 5.00% Notes due 2026 will be $109,000,000 (assuming the underwriters do not exercise their overallotment option to purchase additional Notes).

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about November 22, 2021.

First Eagle Alternative Capital BDC intends to use the net proceeds from this offering, together with other available funds, to repay certain of its indebtedness, including the redemption of its outstanding 6.125% Notes due 2023 (the “2023 Notes”), in its entirety, and, pending redemption of the 2023 Notes, the repayment of a portion of the outstanding indebtedness under its revolving credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of First Eagle Alternative Capital BDC before investing. The preliminary prospectus supplement dated November 16, 2021 and the accompanying prospectus dated December 11, 2020, each of which have been filed with the Securities and Exchange Commission, contain this and other information about First Eagle Alternative Capital BDC and should be read carefully before investing.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number 1-800-966-1559).

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About First Eagle Alternative Capital BDC, Inc.

First Eagle Alternative Capital BDC, Inc. (NASDAQ: FCRD) is a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. The Company’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. The Company is a direct lender to middle market companies and invests primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, the Company also makes second lien secured loans and subordinated or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities and direct equity co-investments. The Company targets investments primarily in middle market companies with annual EBITDA generally between $5 million and $25 million. The Company is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York. The Company’s investment activities are managed by First Eagle Alternative Credit, LLC (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940.

Forward-Looking Statements

Statements made in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements reflect various assumptions by the Company concerning anticipated results and are not guarantees of future performance. These statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” ”should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. These statements include but are not limited to, projected financial performance, expected development of the business, anticipated share repurchases or lack thereof, plans and expectations about future investments, plans and expectations concerning future offerings by the Company, including any tender offers, anticipated dividends and the future liquidity of the company. The accuracy of such statements involves known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control, including the risk factors described from time to time in filings by the Company with the Securities and Exchange Commission (the “SEC”). Such factors include: the introduction, withdrawal, success and timing of business initiatives and strategies; changes in political, economic or industry conditions, the impact of COVID-19 and the availability of effective vaccines, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets; the relative and absolute investment performance and operations of our investment adviser; the impact of increased competition; the impact of future acquisitions and divestitures; the unfavorable resolution of legal proceedings; our business prospects and the prospects of our portfolio companies; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or the Advisor; the ability of the Advisor to identify suitable investments for us and to monitor and administer our investments; our contractual arrangements and relationships with third parties; any future financings by us; the ability of the Advisor to attract and retain highly talented professionals; fluctuations in foreign currency exchange rates; the impact of changes to tax legislation and, generally, our tax position; our ability to exit a control investment in a timely manner; and the ability to fund Logan JV’s unfunded commitments to the extent approved by each member of the Logan JV investment committee.

The Company undertakes no duty to update any forward-looking statements made herein. All forward-looking statements speak only as of the date of this press release.

Investor Contact:

First Eagle Alternative Credit, LLC

C. Leigh Crosby (212) 829-3105

leigh.crosby@feim.com

Media Contact:

Stanton Public Relations and Marketing, LLC

Charlyn Lusk

(646) 502-3549

clusk@stantonprm.com